Annual Report


July 31, 2002




[LOGO OMITTED]
ABERDEEN

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

PHOENIX-ABERDEEN NEW ASIA FUND

[LOGO OMITTED]  PHOENIX INVESTMENT PARTNERS, LTD.
                A MEMBER OF THE PHOENIX COMPANIES, INC.

PRESIDENT'S MESSAGE


DEAR SHAREHOLDER:

[PHOTO OMITTED.]

      Enclosed is the annual report for Phoenix-Aberdeen Global Small Cap Fund and the Phoenix-Aberdeen New Asia Fund for the 12 months ended July 31, 2002. On the following pages, the funds' portfolio management team reviews events over the last year that affected performance and provides an overview of the funds' investment strategy. We believe you will find these comments informative.

      As a firm, Phoenix Investment Partners has always encouraged investors to use a variety of styles and strategies to mitigate the pain associated with volatile markets. A diversified portfolio can help to offer protection by spreading investment risk across a broad spectrum of investment styles and asset classes. Less overlap or redundancy in a portfolio should translate into lower volatility and greater opportunity to participate in whatever style or asset class is currently in favor. Of course, diversification itself does not guarantee against a loss, and there can be no guarantee that a diversified portfolio will outperform a non-diversified portfolio.

      We recognize that it is important for investors to succeed in reaching their personal financial goals within the context of their risk tolerance and investment horizon. Your financial advisor can show you the benefits of asset allocation to help you shape an investment plan to meet your needs. Investors' biggest challenge is adopting an investing discipline and committing to it. As always, your financial advisor can provide the insight and wisdom to help keep you on track to meet your financial goals. To learn more about the markets and investing, ask your financial advisor to share Phoenix's exclusive "Investing Perspectives" presentation.

      If you have any questions about your account, please contact you financial advisor or a Phoenix Mutual Fund Services representative at 1-800-243-1574, option 4. To obtain current mutual fund prices and performance information, go to www.PhoenixInvestments.com and select INDIVIDUAL INVESTORS to enter the "Investor Center." Take advantage of our new Investor Resources, including educational, tax and retirement topics. Now it's easier to access your account, get current prices and portfolio information, print service forms and view prospectuses.


Sincerely,

/S/ PHILIP R. MC LOUGHLIN

Philip R. McLoughlin

JULY 31, 2002


--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a globally diversified portfolio of equity securities of small- and medium-sized companies. A healthy financial structure and solid fundamental prospects will be sought, but given the limited operating history of smaller companies, in certain situations some of the above factors will not be available or remain to be proven. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks and that small-company investing also involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM DURING THE VERY DEPRESSED MARKET CONDITIONS THAT HAVE OCCURRED IN THE PAST 12 MONTHS?

A: For the 12 months ended July 31, 2002, Class A shares declined 9.99% and Class B shares fell 10.57% compared with a negative return of 15.35% for the fund's benchmark index, the Deutsche Bank Global Smaller Companies Index.1 All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results.

Q: WHAT HELPED THE FUND OUT PERFORM THE BENCHMARK DURING THIS DIFFICULT PERIOD FOR WORLD MARKETS AND WHAT CHANGES WERE MADE TO THE ASSET ALLOCATION AND PORTFOLIO DURING THE YEAR?

A: The fund benefited throughout the year by having a low exposure in the U.S. to the technology sector. In the U.S., the portfolio continued to be weighted more toward defensive sectors, such as consumer staples. Two of the fund's larger holdings during the period were Valassis Communications, which prints discount coupon incentives for retailers, and tobacco manufacturer UST, both of which have performed well in these difficult times. The main change in strategy from an asset allocation stance was to increase the weighting towards the Asian region, including Japan. It has been central to our view that Asia would benefit most from a global economic recovery, partly due to the large export base. Moreover, domestic demand is starting to increase in this region for the first time since before the currency crisis in the late 1990s. Valuations are compelling and expectations are not overly optimistic, presenting a compelling investment argument for this region.

      Within Asia we had some of our best performing stocks during the year, particularly Japanese auto parts manufacturer FCC and Singapore retailer, Robinson & Co. There were fewer success stories in Europe where many of the smaller companies continued to be adversely affected by the technology fallout. One notable exception was Gresham Computing, a UK software company, which more than doubled in price on speculation that it was a potential takeover target. Elsewhere in Europe, recent additions to the portfolio, such as Belgium retailer Colruyt and Swedish auto manufacturer Saab, have so far made good progress.

Q: WHAT FACTORS HAVE MOST AFFECTED THE WORLD MARKETS IN THE PAST YEAR?

A: The year under review has been both remarkable and tragic. The events of September 11 dominated the news agenda, further weakening fragile senti-


1 THE DEUTSCHE BANK GLOBAL SMALL CAP INDEX CONSISTS OF THE SMALLEST 10% OF STOCKS OF EACH MARKET WITHIN THE WORLD INDEX, WHICH CONSISTS OF 29 COUNTRIES AND APPROXIMATELY 1,800 STOCKS. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

ment as economies throughout the world slowed, in part due to the unwinding of the effects of the tech bubble and the bull market of the 1990s.

      The period began with a continuation of the global economic slowdown, which for the first time in many years encompassed all of the major economies in the world, leaving no single "engine" to pick up the slack and drive global growth forward. The capital excesses of the 1990s, in particular towards technology spending, meant that corporations began to cut back as the economy slowed, in order that they might preserve their own earnings forecasts. Thus a vicious circle was born: companies reduced investments towards capital expenditure (particularly towards technology) and also eliminated headcount, and so the demand for goods waned. As a result, capacity utilization fell and pricing power diminished.

      Ironically, in such an environment one could be forgiven for thinking that oil prices would be weak (from a supply/demand argument). However, this was not the case, and the price of oil continued its ascendancy, rising to around $30 per barrel. The increase was attributed to fears of a sustained escalation of global conflicts. Indeed, the price of gold also rallied sharply as investors bought "hard" assets. The sharp move in the price of oil provided a further headache for central bankers, concerned that the high cost of oil would increase inflationary pressures, therefore reducing the potential for rate cuts, vital to increasing liquidity and restoring confidence.

      Immediately after September 11, equity markets around the world inevitably fell, dropping 20% in the space of two weeks. Central bankers throughout the world, however, must be complimented for their swift and synchronized response to restore confidence by aggressively cutting interest rates. The sharp reduction in interest rates together with a strong presence of community spirit have been powerful drivers in allowing the U.S. consumer to almost prop up the U.S. economy single-handedly. As rates fell to multi-year lows, so consumers refinanced mortgages allowing extra money for spending. In spite of all the doom and gloom, the power of the U.S. consumer (helped by a friendly Federal Reserve), actually prevented a sharper slowdown than one might have expected.

      The collapse in the equity markets proved to be a catalyst for companies to improve transparency with investors. One by one, the extent of the damage from the previous years' excesses began to unfold, and companies started to reduce expectations for profitability and earnings growth going forward to a more realistic level. This allowed investors to look for bargains and despite fragile sentiment, the indexes had recouped their September losses by the end of the year.

      And so it was that 2002 began and some sense of normality started to be restored. However, this was to be short-lived, as the extent of the excesses of the 90's began to unfold and skeletal bones emerged from the bodies of some of the heavyweight names of corporate America. Revelations started to circulate surrounding the "accounting practices" of Enron, leading to the demise of one of the largest companies in the U.S., and the opening of a Pandora's box of accounting irregularities, which threatened to engulf major corporations as well as their auditors. We have continued to see further problems arising with WorldCom and a number of other well known companies and as a result investors worldwide have lost confidence in the equity markets which suffered major falls in June and July of 2002.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: The outlook for corporate profits over the near term remains confusing, constrained by a weak pricing environment, rising unemployment and ongoing concerns over corporate accounting practices in the U.S. The disconnect between the improving macro data and the poor performance of equity markets remains a major issue at present. Typically, the equity market will look to discount the economic recovery ahead of the actual realization of an improvement in earnings, but at present the market appears to be adopting a "wait and see" policy. This lack of conviction in the macro story may be attributable to the disappointment towards the current profit cycle, in particular, within the technology and telecom sectors. On the other hand, U.S. productivity has surged and unit labor costs have declined. If sustained this could be a very powerful combination in helping to improve margins and boost earnings in the second half of 2002 and 2003.

      Another major risk to the equity markets at present, remains the threat of geo-political instability, which has undoubtedly led to a rise in the risk premium for equities. The ongoing tensions in the Middle East, the border conflict between Pakistan and India over the Kashmir region and the continued war of words between the U.S. and Iraq have kept politics high on the news agenda. If we were to see signs of any or all of these abating, then equity markets could surprise on the upside.

      On balance, we expect the pattern of the last few months to continue with equity markets remaining volatile and stuck in current trading ranges. In the absence of any major geo-political shock, the outlook will be typical of a post-bubble environment, in the near term seeing modest recovery and as the year progresses and corporate restructuring is completed, real profits growth should be re-established. We remain committed to those companies that continue to show prudent financial management, particularly focusing on those companies with strong balance sheets and sound cash flow.

                                                                 AUGUST 14, 2002

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

--------------------------------------------------------------------------------
  TOTAL RETURNS 1                                          PERIOD ENDING 7/31/02
--------------------------------------------------------------------------------

                                                                                         INCEPTION       INCEPTION
                                                                 1 YEAR       5 YEARS    TO 7/31/02        DATE
                                                                 -------      -------    ----------      ---------
        Class A Shares at NAV 2                                   (9.99)%       2.61%       4.00%         9/4/96
        Class A Shares at POP 3                                  (15.17)        1.41        2.96          9/4/96

        Class B Shares at NAV 2                                  (10.57)        1.79        3.17          9/4/96
        Class B Shares with CDSC 4                               (14.14)        1.79        3.17          9/4/96

        Deutsche Bank Global Smaller Companies Index 7           (15.35)        0.70        2.58          Note 5

        S&P 500 Index 8                                          (23.63)        0.47        7.32          9/4/96


1 Total  returns  are  historical  and  include  changes in share  price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value)  total  returns do not include the effect of any sales charge.
3 "POP" (Public  Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
5 Index information from 9/30/96 to 7/31/02.
6 This chart  illustrates  POP  returns on Class A shares and CDSC  returns  for
  Class B shares since inception.
7 The Deutsche Bank Global Smaller Companies Index is an unmanaged, broad-based measure of global small stock market total return performance. The index's performance does not reflect sales charges. This index replaces the Fund's former benchmark the FT/S&P Actuaries World Index Medium/Small Component since that index is no longer available.
8 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
GROWTH OF $10,000                                            PERIODS ENDING 7/31
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Phoenix-Aberdeen   Phoenix-Aberdeen    Deutsche Bank
         Global Small Cap   Global Small Cap    Global Smaller       S&P 500
         Fund Class A 6     Fund Class B 6      Companies Index 7    Index 8

9/4/96   $ 9,425.00         $10,000.00          $10,000.00           $10,000.00
7/31/97  $10,442.90         $11,000.00          $11,204.90           $14,826.70
7/31/98  $10,637.30         $11,122.90          $11,117.80           $17,690.20
7/30/99  $11,274.00         $11,703.00          $12,798.80           $21,285.30
7/31/00  $15,496.10         $15,955.40          $13,132.90           $23,205.20
7/31/01  $13,199.50         $13,442.20          $13,709.20           $19,878.90
7/31/02  $11,881.00         $12,021.00          $11,605.30           $15,181.00


This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/4/96 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                       7/31/02
--------------------------------------------------------------------------------

As a percentage of equity holdings

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

United States     47%
Japan             12
United Kingdom     8
Spain              6
Hong Kong          4
France             4
Singapore          3
Other             16

                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


--------------------------------------------------------------------------------
   TEN LARGEST HOLDINGS AT JULY 31, 2002 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. FCC Co., Ltd.                                                           5.6%
    JAPANESE AUTO PARTS MANUFACTURER
 2. Robinson & Co., Ltd.                                                    3.0%
    SINGAPORE DEPARTMENT STORE OPERATOR
 3. Shinmei Electric Co., Ltd.                                              3.0%
    JAPANESE ELECTRIC PARTS MANUFACTURER
 4. Giordano International Ltd.                                             2.8%
    HONG KONG MANUFACTURER AND RETAILER OF CASUAL APPAREL
 5. Kawasumi Laboratories, Inc.                                             2.2%
    DEVELOPS AND SELLS MEDICAL TOOLS AND EQUIPMENT IN JAPAN
 6. Gresham Computing plc                                                   2.2%
    MANUFACTURES A RANGE OF END-TO-END SOFTWARE SOLUTION PACKAGES
 7. BRL Hardy Ltd.                                                          2.2%
    MARKETS AND DISTRIBUTES OF WINES, SPIRITS AND OTHER GRAPE
    PRODUCTS
 8. Valassis Communications, Inc.                                           2.1%
    PUBLISHER OF COUPONS, ADVERTISING INSERTS AND OTHER MARKETING
    MATERIALS
 9. Cullen/Frost Bankers, Inc.                                              1.8%
    INDEPENDENT BANK SERVING INDIVIDUALS AND BUSINESSES IN TEXAS
    AND MEXICO
10. Doral Financial Corp.                                                   1.7%
    DIVERSIFIED FINANCIAL SERVICES COMPANY WITH BUSINESS PRIMARILY
    IN PUERTO RICO AND METROPOLITAN NEW YORK CITY
--------------------------------------------------------------------------------

                          INVESTMENTS AT JULY 31, 2002


                                                          SHARES             VALUE
                                                         --------         ----------
COMMON STOCKS--47.7%

UNITED STATES--47.7%
4 Kids Entertainment, Inc. (Movies &
Entertainment)(b) .......................................   6,900        $   138,000

Airborne, Inc. (Air Freight & Couriers) .................   3,000             40,560

Alliance Data Systems Corp. (Data Processing
Services)(b) ............................................   5,000            104,000

Allied Capital Corp. (Consumer Finance) .................   1,000             20,800

Ambac Financial Group, Inc. (Diversified Financial
Services) ...............................................   4,000            252,120

American Capital Strategies Ltd. (Consumer
Finance) ................................................   7,900            200,581

Andrx Group (Health Care Distributors &
Services)(b) ............................................   1,000             22,190

Annaly Mortgage Management, Inc. (REITS) ................   3,000             59,220
Arbitron, Inc. (Diversified Commercial Services)(b) .....     800             26,680

Arch Capital Group Ltd. (Property & Casualty
Insurance)(b) ...........................................   1,800             48,492

Astec Industries, Inc. (Construction, Farm Machinery
& Heavy Trucks)(b) ......................................  10,200            134,028

Barnes & Noble, Inc. (Specialty Stores)(b) ..............   2,600             56,004



                                                          SHARES             VALUE
                                                         --------         ----------

UNITED STATES--CONTINUED
Burlington Coat Factory Warehouse Corporation
(Apparel Retail) ........................................   2,500        $    46,250

Charter Communications, Inc. Class A (Broadcasting
& Cable TV)(b) ..........................................  14,700             52,920

Commerce Group, Inc. (The) (Property & Casualty
Insurance) ..............................................   4,400            163,240

Computer Learning Centers, Inc. (Diversified
Commercial Services)(b) .................................     286                  0

Cullen/Frost Bankers, Inc. (Banks) ......................   8,900            325,740
Doral Financial Corp. (Consumer Finance) ................   8,000            306,720

Employee Solutions, Inc. (Diversified Commercial
Services)(b) ............................................     130                  1

ESS Technology, Inc. (Semiconductors)(b) ................   4,900             63,700
Ethan Allen Interiors, Inc. (Home Furnishings) ..........   1,000             31,220

Fresh Del Monte Produce, Inc. (Packaged Foods and
Meats) ..................................................   4,800            117,696

Georgia Gulf Corp. (Commodity Chemicals) ................   6,600            153,120

Global Industries Ltd. (Oil & Gas Equipment &
Services)(b) ............................................  15,000             72,150

Harvard Bioscience, Inc. (Biotechnology)(b) .............   5,000             25,750
Hasbro, Inc. (Leisure Products) .........................  15,000            183,750
Hawaiian Electric Industries, Inc. (Electric Utilities) .   3,000            128,460


                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


                                                          SHARES             VALUE
                                                         --------         ----------

UNITED STATES--CONTINUED
Health Net, Inc. (Managed Health Care)(b) ...............   7,000        $   156,660
Hibernia Corp. Class A (Banks) ..........................   8,800            182,864
Hilton Hotels Corp. (Hotels, Resorts & Cruise Lines) ....   8,100             98,982
Humana, Inc. (Managed Health Care)(b) ...................  13,000            160,030

Integrated Defense Technologies, Inc. (Aerospace &
Defense)(b) .............................................   4,000             83,200

iStar Financial, Inc. (REITS) ...........................   4,200            124,110
KEMET Corp. (Electronic Equipment & Instruments)(b) .....   5,400             69,822
Kirkland's, Inc. (Home Improvement Retail)(b) ...........   7,200             76,896

Liz Claiborne, Inc. (Apparel, Accessories & Luxury
Goods) ..................................................   3,000             86,550

Lyondell Chemical Co. (Commodity Chemicals) .............   8,000            105,600
Manpower, Inc. (Employment Services) ....................   5,000            188,300
MasTec, Inc. (Construction & Engineering)(b) ............  12,700             57,531
Metris Cos., Inc. (Consumer Finance) ....................   2,400              8,520
Mylan Laboratories, Inc. (Pharmaceuticals) ..............   4,900            158,956

National-Oilwell, Inc. (Oil & Gas Equipment &
Services)(b) ............................................   5,400             93,312

Nautica Enterprises, Inc. (Apparel, Accessories &
Luxury Goods)(b) ........................................   1,500             17,790

NetBank, Inc. (Banks)(b) ................................   6,500             59,085
Office Depot, Inc. (Specialty Stores)(b) ................   8,400            109,032

Ohio Casualty Corp. (Property & Casualty
Insurance)(b) ...........................................   8,400            158,088

Olin Corp. (Diversified Chemicals) ......................   5,500            102,025
Pacer International, Inc. (Trucking)(b) .................   7,400            116,920

Park Place Entertainment Corp. (Casinos &
Gaming)(b) ..............................................   7,800             71,604

Pep Boys-Manny, Moe & Jack (The) (Specialty
Stores) .................................................   5,000             67,700

Photon Dynamics, Inc. (Electronic Equipment &
Instruments)(b) .........................................   2,400             62,592

Pier 1 Imports, Inc. (Specialty Stores) .................   6,000            103,800

Pioneer Natural Resources Co. (Oil & Gas Exploration
& Production)(b) ........................................   5,100            123,471

Pixelworks, Inc. (Semiconductors)(b) ....................   5,000             29,900



                                                          SHARES             VALUE
                                                         --------         ----------

UNITED STATES--CONTINUED
Plexus Corp. (Electronic Equipment &
Instruments)(b) .........................................   4,900        $    68,110

PMA Capital Corp. Class A (Property & Casualty
Insurance) ..............................................   4,000             71,600

Prentiss Properties Trust (REITS) .......................   2,800             79,464
Radian Group, Inc. (Property & Casualty Insurance) ......   3,680            168,544
Reebok International Ltd. (Footwear)(b) .................   6,100            164,151

Regal Entertainment Group Class A (Movies &
Entertainment)(b) .......................................   7,100            140,367

RFS Hotel Investors, Inc. (REITS) .......................   2,500             30,800
Rowan Cos., Inc. (Oil & Gas Drilling) ...................   5,500            107,635

Russell Corp. (Apparel, Accessories &
Luxury Goods) ...........................................   3,000             49,200

Scientific Games Corp. Class A (Leisure Products)(b) ....   6,700             50,585
SICOR, Inc. (Biotechnology)(b) ..........................   7,000            111,650
Six Flags, Inc. (Leisure Facilities)(b) .................  14,400            216,288
Southwest Bancorp. of Texas, Inc. (Banks)(b) ............   5,000            185,700

Spinnaker Exploration Co. (Oil & Gas Exploration &
Production)(b) ..........................................   3,000             84,420

Steelcase, Inc. Class A (Office Services & Supplies) ....   1,000             13,490
Sturm, Ruger & Co. Inc. (Leisure Products) ..............   2,000             26,200
Talbots, Inc. (The) (Apparel Retail) ....................   2,000             58,680
Teekay Shipping Corp. (Marine) ..........................   3,100            106,268

Terex Corp. (Construction, Farm Machinery &
Heavy Trucks)(b) ........................................  14,900            290,997

Texas Industries, Inc. (Construction Materials) .........   4,900            135,191

Tollgrade Communications, Inc. (Telecommunications
Equipment)(b) ...........................................   2,300             28,566

Toro Co. (The) (Household Appliances) ...................   1,800             90,000

Trinity Industries, Inc. (Construction, Farm
Machinery & Heavy Trucks) ...............................   4,400             79,772

UST, Inc. (Tobacco) .....................................   7,800            229,554

Valassis Communications, Inc. (Commercial
Printing)(b) ............................................  10,700            392,690

Ventas, Inc. (REITS) ....................................   4,000             52,000


                        See Notes to Financial Statements

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


                                                          SHARES             VALUE
                                                         --------         ----------

UNITED STATES--CONTINUED
Washington Federal, Inc. (Banks) ........................   2,490        $    62,250
WMS Industries, Inc. (Casinos & Gaming)(b) ..............   3,000             31,650
York International Corp. (Building Products) ............   4,200            134,610
------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $8,262,820)                                               8,707,164
------------------------------------------------------------------------------------


FOREIGN COMMON STOCKS--53.6%

AUSTRALIA--2.1%
BRL Hardy Ltd. (Brewers) ................................  82,500            393,789

AUSTRIA--1.1%
Voest-Alpine AG (Steel) .................................   6,745            198,388

BELGIUM--1.3%
Colruyt NV (Food Retail) ................................   5,100            230,007

CANADA--0.9%
Four Seasons Hotels, Inc. (Hotels, Resorts &
Cruise Lines) ...........................................   2,000             76,400

Magna Entertainment Corp. Class A (Casinos &
Gaming)(b) ..............................................  17,200             95,460
                                                                         -----------
                                                                             171,860
                                                                         -----------
FINLAND--2.1%
M-Real Oyj Class B (Paper Products) .....................  25,920            193,135
Metso Corp. Oyj (Industrial Machinery) ..................  16,950            192,770
                                                                         -----------
                                                                             385,905
                                                                         -----------
FRANCE--3.8%
Eiffage SA (Construction & Engineering) .................   2,540            201,712
Elior (Restaurants) .....................................  27,106            203,301
Nicox SA (Health Care Distributors & Services)(b) .......  11,700            172,637
Scor SA (Multi-line Insurance) ..........................   6,110            121,605
                                                                         -----------
                                                                             699,255
                                                                         -----------
GERMANY--1.0%
Celanese AG (Specialty Chemicals)(b) ....................   9,455            183,080

HONG KONG--4.3%
Giordano International Ltd. (Apparel Retail) ............  1,010,000         508,257
Wing Hang Bank Ltd. (Banks) .............................  85,000            269,722
                                                                         -----------
                                                                             777,979
                                                                         -----------



                                                          SHARES             VALUE
                                                         --------         ----------

INDIA--0.5%
ICICI Bank Ltd. (Diversified Financial Services) ........  32,500        $    94,049

INDONESIA--0.1%
PT Tigaraksa Satria TBK (Food Distributors)(c) ..........  33,500             10,718

ITALY--2.3%
Ferretti SpA (Industrial Machinery) .....................  60,100            252,781
Tod's SpA (Apparel, Accessories & Luxury Goods) .........   4,175            168,233
                                                                         -----------
                                                                             421,014
                                                                         -----------
JAPAN--12.4%
FCC Co., Ltd. (Auto Parts & Equipment) ..................  48,800          1,026,887
Kawasumi Laboratories, Inc. (Health Care Equipment) .....  49,000            405,482
Shin-Estu Polymer Co., Ltd. (Specialty Chemicals) .......  80,000            284,578

Shinmei Electric Co., Ltd. (Electronic Equipment &
Instruments) ............................................  59,000            541,934
                                                                         -----------
                                                                           2,258,881
                                                                         -----------
MEXICO--0.7%
TV Azteca SA de CV ADR (Broadcasting & Cable TV) ........  22,000            131,780

NETHERLANDS--1.7%
Buhrmann NV (Distributors) ..............................  16,020            114,656
IHC Caland NV (Oil & Gas Equipment & Services) ..........   3,700            194,075
                                                                         -----------
                                                                             308,731
                                                                         -----------
SINGAPORE--3.0%
Robinson & Co., Ltd. (Department Stores) ................  176,000           554,329

SPAIN--6.1%
Corporacion Mapfre SA (Property & Casualty
Insurance) ..............................................  30,755            208,055

Grupo Auxiliar Metalurgico SA (Gamesa)
(Aerospace & Defense)(b) ................................  12,075            216,054

Grupo Ferrovial SA (Construction & Engineering) .........   8,640            193,135
NH Hoteles SA (Hotels, Resorts & Cruise Lines)(b) .......  16,370            164,668
Red Electrica de Espana (Electric Utilities) ............  19,675            201,385
Sogecable SA (Broadcasting & Cable TV)(b) ...............  10,090            133,152
                                                                         -----------
                                                                           1,116,449
                                                                         -----------
SRI LANKA--0.7%
Keells (John) Holdings Ltd. (Packaged Foods
and Meats) ..............................................  180,000           120,153


                        See Notes to Financial Statements
8

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


                                                          SHARES             VALUE
                                                         --------         ----------

SWEDEN--1.1%
Saab AB Class B (Aerospace & Defense) ...................  17,670        $   209,067

UNITED KINGDOM--8.4%
Access Plus plc (Diversified Commercial Services) .......  85,000            215,780

Charles Stanley Group plc (Diversified Financial
Services) ...............................................  98,633            269,649

DCS Group plc (Application Software)(b) .................  25,000              7,225

Gresham Computing plc (Electronic Equipment &
Instruments)(b) .........................................  371,500           400,448

Rolfe & Nolan plc (Application Software)(b) .............  100,000            93,733

Singer & Friedlander Group plc (Diversified Financial
Services) ...............................................  116,666           264,272

Teather & Greenwood Holdings plc (Real Estate
Management & Development) ...............................  180,000           102,637

Wilmington Group plc (Publishing & Printing) ............  108,000           183,903
                                                                         -----------
                                                                           1,537,647
                                                                         -----------
------------------------------------------------------------------------------------
Total Foreign Common Stocks
(Identified Cost $11,440,164)                                              9,803,081
------------------------------------------------------------------------------------

TOTAL INVESTMENTS--101.3%
(IDENTIFIED COST $19,702,984)                                             18,510,245(a)

Other assets and liabilities, net--(1.3)%                                   (239,048)
                                                                         -----------
NET ASSETS--100.0%                                                       $18,271,197
                                                                         ===========


(a)Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $2,276,215 and gross depreciation of $3,520,096 for federal income tax purposes. At July 31, 2002, the aggregate cost of securities for federal income tax purposes was $19,754,126.
(b)Non-income producing.
(c)Illiquid. At July 31, 2002, this security amounted to a value of $10,718 or 0.1% of net assets.


                        See Notes to Financial Statements
                                                                               9

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND




                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)




Aerospace & Defense .............................................           2.7%
Air Freight & Couriers ..........................................           0.2
Apparel Retail ..................................................           3.3
Apparel, Accessories & Luxury Goods .............................           1.7
Application Software ............................................           0.5
Auto Parts & Equipment ..........................................           5.6
Banks ...........................................................           5.9
Biotechnology ...................................................           0.7
Brewers .........................................................           2.1
Broadcasting & Cable TV .........................................           1.7
Building Products ...............................................           0.7
Casinos & Gaming ................................................           1.1
Commercial Printing .............................................           2.1
Commodity Chemicals .............................................           1.4
Construction & Engineering ......................................           2.4
Construction Materials ..........................................           0.7
Construction, Farm Machinery & Heavy Trucks .....................           2.7
Consumer Finance ................................................           2.9
Data Processing Services ........................................           0.6
Department Stores ...............................................           3.0
Distributors ....................................................           0.6
Diversified Chemicals ...........................................           0.6
Diversified Commercial Services .................................           1.3
Diversified Financial Services ..................................           4.8
Electric Utilities ..............................................           1.8
Electronic Equipment & Instruments ..............................           6.2
Employment Services .............................................           1.0
Food Distributors ...............................................           0.1
Food Retail .....................................................           1.2
Footwear ........................................................           0.9
Health Care Distributors & Services .............................           1.1
Health Care Equipment ...........................................           2.2


Home Furnishings ................................................           0.2%
Home Improvement Retail .........................................           0.4
Hotels, Resorts & Cruise Lines ..................................           1.8
Household Appliances ............................................           0.5
Industrial Machinery ............................................           2.4
Leisure Facilities ..............................................           1.2
Leisure Products ................................................           1.4
Managed Health Care .............................................           1.7
Marine ..........................................................           0.6
Movies & Entertainment ..........................................           1.5
Multi-line Insurance ............................................           0.7
Office Services & Supplies ......................................           0.1
Oil & Gas Drilling ..............................................           0.6
Oil & Gas Equipment & Services ..................................           1.9
Oil & Gas Exploration & Production ..............................           1.1
Packaged Foods and Meats ........................................           1.3
Paper Products ..................................................           1.0
Pharmaceuticals .................................................           0.9
Property & Casualty Insurance ...................................           4.4
Publishing & Printing ...........................................           1.0
REITS ...........................................................           1.9
Real Estate Management & Development ............................           0.6
Restaurants .....................................................           1.1
Semiconductors ..................................................           0.5
Specialty Chemicals .............................................           2.5
Specialty Stores ................................................           1.8
Steel ...........................................................           1.1
Telecommunications Equipment ....................................           0.2
Tobacco .........................................................           1.2
Trucking ........................................................           0.6
                                                                          ------
                                                                          100.0%
                                                                          ======



                        See Notes to Financial Statements
10

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 31, 2002


ASSETS
Investment securities at value
   (Identified cost $19,702,984)                                    $18,510,245
Receivables
   Investment securities sold                                           526,382
   Fund shares sold                                                       5,868
   Dividends and interest                                                10,515
   Tax reclaim                                                            2,963
                                                                    -----------
     Total assets                                                    19,055,973
                                                                    -----------
LIABILITIES
Cash overdraft                                                          221,789
Payables
   Investment securities purchased                                      449,219
   Fund shares repurchased                                               19,389
   Transfer agent fee                                                    13,090
   Trustees' fee                                                         11,504
   Distribution fee                                                       8,040
   Investment advisory fee                                                7,206
   Financial agent fee                                                    4,596
   Administration fee                                                     2,411
Accrued expenses                                                         47,532
                                                                    -----------
     Total liabilities                                                  784,776
                                                                    -----------
NET ASSETS                                                          $18,271,197
                                                                    ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $23,708,092
Accumulated net investment loss                                          (1,993)
Accumulated net realized loss                                        (4,242,395)
Net unrealized depreciation                                          (1,192,507)
                                                                    -----------
NET ASSETS                                                          $18,271,197
                                                                    ===========
CLASS A
Shares of beneficial interest outstanding,
  no par value, unlimited authorization
  (Net Assets $12,136,356)                                            1,445,892
Net asset value per share                                                 $8.39
Offering price per share $8.39/(1-5.75%)                                  $8.90

CLASS B
Shares of beneficial interest outstanding,
  no par value, unlimited authorization
  (Net Assets $6,134,841)                                               770,467
Net asset value and offering price per share                              $7.96





                             STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 2002


INVESTMENT INCOME
Dividends                                                           $   425,696
Interest                                                                 23,295
Foreign taxes withheld                                                  (29,771)
                                                                    -----------
     Total investment income                                            419,220
                                                                    -----------
EXPENSES
Investment advisory fee                                                 174,886
Distribution fee, Class A                                                33,817
Distribution fee, Class B                                                70,483
Transfer agent                                                           71,428
Financial agent fee                                                      56,021
Custodian                                                                50,876
Professional                                                             35,514
Administration fee                                                       30,862
Trustee                                                                  23,838
Registration                                                             23,588
Printing                                                                 20,521
Miscellaneous                                                            11,078
                                                                    -----------
     Total expenses                                                     602,912
     Less expenses borne by investment adviser                         (117,981)
                                                                    -----------
     Net expenses                                                       484,931
                                                                    -----------
NET INVESTMENT LOSS                                                     (65,711)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (3,400,499)
Net realized loss on foreign currency transactions                       (3,338)
Net change in unrealized appreciation (depreciation)
   on investments                                                     1,077,534
Net change in unrealized appreciation (depreciation)
   on foreign currency and foreign currency transactions                     51
                                                                    ------------
NET LOSS ON INVESTMENTS                                              (2,326,252)
                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(2,391,963)
                                                                    ===========


                        See Notes to Financial Statements
                                                                              11

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND




                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                              Year Ended          Year Ended
                                                                                                7/31/02             7/31/01
                                                                                             --------------       ------------
FROM OPERATIONS
   Net investment income (loss)                                                               $   (65,711)       $   (255,086)
   Net realized gain (loss)                                                                    (3,403,837)            402,572
   Net change in unrealized appreciation (depreciation)                                         1,077,585          (4,644,983)
                                                                                              -----------        ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 (2,391,963)         (4,497,497)
                                                                                              -----------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized short-term gains, Class A                                                         (40,563)         (2,835,353)
   Net realized short-term gains, Class B                                                         (22,056)         (1,519,312)
   Net realized long-term gains, Class A                                                               --          (1,234,932)
   Net realized long-term gains, Class B                                                               --            (687,868)
                                                                                              -----------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                      (62,619)         (6,277,465)
                                                                                              -----------        ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (501,797 and 2,966,131 shares, respectively)                   4,417,700          32,821,043
   Net asset value of shares issued from reinvestment of distributions
     (4,611 and 379,073 shares, respectively)                                                      39,610           4,003,012
   Cost of shares repurchased (750,416 and 3,205,624 shares, respectively)                     (6,521,413)        (35,381,623)
                                                                                              -----------        ------------
Total                                                                                          (2,064,103)          1,442,432
                                                                                              -----------        ------------
CLASS B
   Proceeds from sales of shares (92,795 and 397,161 shares, respectively)                        769,409           3,845,362
   Net asset value of shares issued from reinvestment of distributions
     (2,468 and 199,236 shares, respectively)                                                      20,191           2,026,233
   Cost of shares repurchased (269,969 and 487,168 shares, respectively)                       (2,237,440)         (4,660,233)
                                                                                              -----------        ------------
Total                                                                                          (1,447,840)          1,211,362
                                                                                              -----------        ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                   (3,511,943)          2,653,794
                                                                                              -----------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                       (5,966,525)         (8,121,168)

NET ASSETS
   Beginning of period                                                                         24,237,722          32,358,890
                                                                                              -----------        ------------
   END OF PERIOD [INCLUDING ACCUMULATED NET INVESTMENT LOSS AND DISTRIBUTIONS IN EXCESS OF
     NET INVESTMENT INCOME OF ($1,993) AND ($27,470), RESPECTIVELY]                           $18,271,197        $ 24,237,722
                                                                                              ===========        ============


                        See Notes to Financial Statements
12

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND


                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                          CLASS A
                                                              --------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                2002         2001          2000         1999        1998
Net asset value, beginning of period                           $ 9.35       $13.69        $ 9.96       $10.11       $11.08
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                              (0.01)       (0.07)        (0.12)       (0.04)       (0.07)
   Net realized and unrealized gain (loss)                      (0.92)       (1.66)         3.85         0.52         0.14
                                                               ------       ------        ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                           (0.93)       (1.73)         3.73         0.48         0.07
                                                               ------       ------        ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            --           --            --           --        (0.15)
   Distributions from net realized gains                        (0.03)       (2.61)           --        (0.63)       (0.89)
                                                               ------       ------        ------       ------       ------
     TOTAL DISTRIBUTIONS                                        (0.03)       (2.61)           --        (0.63)       (1.04)
                                                               ------       ------        ------       ------       ------
Change in net asset value                                       (0.96)       (4.34)         3.73        (0.15)       (0.97)
                                                               ------       ------        ------       ------       ------
        NET ASSET VALUE, END OF PERIOD                         $ 8.39       $ 9.35        $13.69       $ 9.96       $10.11
                                                               ======       ======        ======       ======       ======
Total return(1)                                                 (9.99)%     (14.82)%       37.45 %       5.99 %       1.86 %

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                      $12,136      $15,793       $21,221      $14,626      $17,781

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                         2.10 %       2.10 %        2.10 %       2.10 %       2.10 %
   Net investment income (loss)                                 (0.07)%      (0.59)%       (0.84)%      (0.50)%      (0.65)%
Portfolio turnover                                                 80 %        128 %         112 %         81 %        212 %

                                                                                          CLASS B
                                                              --------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                2002         2001          2000         1999        1998
Net asset value, beginning of period                           $ 8.93       $13.32        $ 9.77       $10.00       $11.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                              (0.07)       (0.16)        (0.22)       (0.11)       (0.14)
   Net realized and unrealized gain (loss)                      (0.87)       (1.62)         3.77         0.51         0.14
                                                               ------       ------        ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                           (0.94)       (1.78)         3.55         0.40           --
                                                               ------       ------        ------       ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            --           --            --           --        (0.11)
   Distributions from net realized gains                        (0.03)       (2.61)           --        (0.63)       (0.89)
                                                               ------       ------        ------       ------       ------
     TOTAL DISTRIBUTIONS                                        (0.03)       (2.61)           --        (0.63)       (1.00)
                                                               ------       ------        ------       ------       ------
Change in net asset value                                       (0.97)       (4.39)         3.55        (0.23)       (1.00)
                                                               ------       ------        ------       ------       ------
NET ASSET VALUE, END OF PERIOD                                 $ 7.96       $ 8.93        $13.32       $ 9.77       $10.00
                                                               ======       ======        ======       ======       ======
        Total return(1)                                        (10.57)%     (15.75)%       36.34 %       5.22 %       1.12 %

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                       $6,135       $8,444       $11,138       $8,673      $12,123

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                         2.85 %       2.85 %        2.85 %       2.85 %       2.85 %
   Net investment income (loss)                                 (0.81)%      (1.35)%       (1.60)%      (1.26)%      (1.40)%
Portfolio turnover                                                 80 %        128 %         112 %         81 %        212 %

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.67%, 2.43%, 2.32%, 2.36% and 2.37% for the periods ended July 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.42%, 3.18%, 3.07%, 3.11% and 3.12% for the periods ended July 31, 2002, 2001,
    2000, 1999, 1998, respectively.

                        See Notes to Financial Statements

PHOENIX-ABERDEEN NEW ASIA FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities in countries throughout Asia but excluding Japan. The fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THE RECENT MARKET DOWNTURN?

A: For the 12 months ended July 31, 2002, Class A shares increased 17.07% and Class B shares rose 16.13%, which compares very favorably to a rise of only 5.80% for the Fund's benchmark index, the Morgan Stanley Capital International
(MSCI) All Country (AC) Asia Pacific Free ex Japan Index.1 All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not indicative of future results.

Q: WHICH COUNTRIES, SECTORS AND STOCKS CONTRIBUTED TO THIS OUTPERFORMANCE?

A: Faced with a difficult external environment, we stuck to our strategy of investing in good quality companies with strong balance sheets and that trade on undemanding valuations. Once again, our strong outperformance was driven by good stock selection, which, in turn, determined our asset allocation.

      Our biggest relative overweight positions were in Singapore, Indonesia and India, while our smallest exposure was in Australia and Taiwan. We maintained a minor overweight position in China/Hong Kong, and outperformed the benchmark largely due to our stock picks. We are underweight in the local Hong Kong property sector, which is facing sluggish demand and where prices still remain high. Stock selection also helped us in Korea, where our exposure to world-class companies such as Kookmin Bank and Samsung Electronics fueled our outperformance.

Q: WHAT FACTORS MOST AFFECTED THE REGION AND THE PORTFOLIO'S PERFORMANCE?

A: The year under review has been challenging to say the least, and one that would have stumped most forecasters. Pre-September 11, economies were already slowing from cutbacks in technology spending and the unwinding of the tech bubble. Immediately after the cataclysmic events of September 11, equity markets around the world tumbled by around 20% within the space of two weeks, only to recover even more strongly.

      Aggressive interest rate cuts by the Federal Reserve helped power the stock market rebound from October 2001 to April 2002. In tandem, Asian stocks followed the gyrations in the U.S., first by losing ground in the immediate aftermath of the terrorist strikes, and then rebounding sharply in the following six months.


1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY (AC) ASIA PACIFIC
  FREE EX JAPAN INDEX MEASURES TOTAL-RETURN PERFORMANCE OF PACIFIC BASIN COUNTRIES, WITH THE EXCEPTION OF JAPAN. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

      Unfortunately, by the second quarter of 2002, earnings shocks and accounting shenanigans in corporate America combined to undermine Wall Street, with the Nasdaq and S&P 500 diving to five-year lows.2 Although emerging markets succumbed in tandem, the magnitude of the decline--particularly in Asia--was relatively less severe, reflecting the resilience of the region.

      An influx of liquidity and cheap valuations have been the pillars of Asia's outperformance over the past 12 months. In addition, flexible exchange rates, current account surpluses, strong foreign exchange reserves and improving corporate governance standards were the main comparative advantages.

      North Asian markets staged a better performance than South East Asia in the final quarter of 2001, but only South Korea has sustained its promise thanks to strong credit growth, a healthy domestic demand story and buoyant stock market. Company earnings have shown improvement, supported by robust economic data. The country also managed to improve on its shoddy track record of corporate governance. Recognizing this, we raised our weighting on Korea to neutral--the highest it has ever been.

      The same could not be said of Taiwan, where a continued bias toward tech stocks prevented us from raising our weighting on the country. Although valuations in tech shares have corrected over the past year, they still seemed relatively expensive to us.

      China kept growth on track, with GDP growing by 7.3% for 2001 and 7.8% in the first half of this year on an annualized basis. Strong state-directed fixed asset investments, retail sales, and robust export growth were the main drivers behind the mainland's success in surpassing its `magical' growth target of 7% last year. While we like the macroeconomic story, there continues to be a dearth of quality at the company level. Consequently, we still prefer to access China via companies listed on the Hong Kong stock exchange where regulations are more stringent and listing standards in line with the West.

      After underperforming the North in 2001, Southeast Asian markets have staged a strong rebound this year. Indonesia's Jakarta Composite Index and the Stock Exchange of Thailand Index led the way with gains of 29% and 28% respectively in the first six months through June.3 Indonesia's return to favor was due to president Megawati's success in restoring political stability, with recovering economic data allowing the Central Bank to lower interest rates. Also supporting the stock market was the rupiah's strong advance against the U.S. dollar.

      In Thailand, resurgent domestic consumption, flush liquidity and a healthy dose of government stimulus were the catalysts behind the stock market rally. Prime Minister Thaksin Shinawatra, whose early days in office were tainted by negative publicity over his graft case, has seen his popularity-rating rise as the economic recovery gathered steam. Thailand is on course to grow between 4-5% this year after posting better-than-expected GDP of 3.9% in the first quarter.

      Malaysia re-entered the radar screen of global fund managers, roughly three years after its unorthodox experimentation with currency and capital controls triggered an exodus of capital. A pickup



2 THE NASDAQ IS A COMMON MEASURE OF TECHNOLOGY-ORIENTED STOCKS, AND THE S&P 500
  INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE.

3 THE JAKARTA COMPOSITE INDEX MEASURES THE PERFORMANCE OF INDONESIAN STOCK
  MARKET TOTAL-RETURN PERFORMANCE, AND THE STOCK EXCHANGE OF THAILAND MEASURE THAILAND STOCK MARKET TOTAL-RETURN PERFORMANCE.

  THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT, AND ARE PROVIDED FOR GENERAL COMPARATIVE PURPOSES.

in domestic demand and exports, in addition to pump-priming by the government, helped boost economic growth. GDP this year is expected to grow around 4-5% from its 0.4% growth last year and 1.1% year-on-year rise in the first quarter.

      In the sub-continent, India managed to post respectable growth, despite the continued skirmishes with neighbor Pakistan over the Kashmir issue. This was mainly due to commitment shown by the government in the privatization of state-owned companies.

Q: WHAT IS YOUR OUTLOOK FOR ASIAN MARKETS?

A: On balance, we expect the pattern of the last few months to continue, with equity markets expected to remain volatile. The major external risks include the ongoing tensions in the Middle East, the India-Pakistan conflict, and a sharp rise in oil prices, which could trigger inflationary concerns and, in turn, the prospect of higher interest rates.

      Barring any further major geopolitical shocks, however, we expect to see a modest recovery unfolding. Furthermore, as the year progresses and corporate restructuring is completed, real profit growth should be reestablished. We remain committed to companies that show prudent financial management with strong balance sheets and sound cash flow.

      Going forward, we believe that the risk-reward of maintaining an overweight position in U.S. equities and the U.S. dollar will become less and less favorable. This should benefit Asia, which has a lot going for it already, including cheap valuations, an improving corporate governance story, increased transparency/accountability and a committed push by governments to press on with reform and restructuring.

                                                                 AUGUST 14, 2002

PHOENIX-ABERDEEN NEW ASIA FUND



--------------------------------------------------------------------------------
  TOTAL RETURNS 1                                          PERIOD ENDING 7/31/02
--------------------------------------------------------------------------------

                                                                               INCEPTION          INCEPTION
                                                    1 YEAR       5 YEARS       TO 7/31/02            DATE
                                                    ------       -------      ----------        ------------
        Class A Shares at NAV 2                      17.07%       (2.51)%        (1.32)%            9/4/96
        Class A Shares at POP 3                      10.33        (3.65)         (2.30)             9/4/96

        Class B Shares at NAV 2                      16.13        (3.27)         (2.07)             9/4/96
        Class B Shares with CDSC 4                   12.13        (3.27)         (2.07)             9/4/96

        MSCI AC Asia Pacific Ex Japan Index 7         5.80        (9.36)         (6.79)             Note 5

        S&P 500 Index 8                             (23.63)        0.47           7.32              9/4/96

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
5 Index information from 9/30/96 to 7/31/02.
6 This chart illustrates POP returns on Class A shares and CDSC returns for
  Class B shares since inception.
7 The MSCI AC (Morgan Stanley Capital International All Country) Asia Pacific Ex
  (Excluding) Japan Index is an unmanaged, commonly used measure of stock market performance in Asia and the Pacific Basin. The index's performance does not reflect sales charges.
8 The S&P 500 Index is a measure of stock market total return performance and is provided for general comparative purposes. The index's performance does not reflect sales charges.

  All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
GROWTH OF $10,000                                            PERIODS ENDING 7/31
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                       MSCI AC
         Phoenix-Aberdeen    Phoenix-Aberdeen Asia     Pacific
         New Asia Fund       New Asia Fund             Ex Japan       S&P 500
         Class A 6           Class B 6                 Index 7        Index 8

9/4/96   $9,425.00           $10,000.00                $10,000.00     $10,000.00
7/31/97  $9,894.74           $10,436.80                $10,844.40     $14,826.70
7/31/98  $5,404.22           $ 5,652.04                $ 5,474.14     $17,690.20
7/30/99  $8,265.07           $ 8,572.79                $ 8,639.68     $21,285.30
7/31/00  $8,616.56           $ 8,868.04                $ 8,361.00     $23,205.20
7/31/01  $7,444.92           $ 7,611.81                $ 6,270.42     $19,878.90
7/31/02  $8,715.49           $ 8,839.52                $ 6,633.94     $15,181.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/4/96 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.


--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS                                                       7/31/02
--------------------------------------------------------------------------------

As a percentage of equity holdings

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Hong Kong         18%
Singapore         13
South Korea       11
Australia          9
Malaysia           8
India              8
Thailand           7
Other             26



                        See Notes to Financial Statements
                                                                              17

PHOENIX-ABERDEEN NEW ASIA FUND



--------------------------------------------------------------------------------
   TEN LARGEST HOLDINGS AT JULY 31, 2002 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Samsung Electronics Co. Ltd.                                            5.1%
    INDUSTRY LEADER IN ADVANCED MEMORY TECHNOLOGY
 2. Kookmin Bank                                                            4.2%
    LEADING KOREAN BANK
 3. Giordano International Ltd.                                             3.6%
    HONG KONG MANUFACTURER AND RETAILER OF CASUAL APPAREL
 4. United Overseas Bank Ltd.                                               3.3%
    PROVIDES A FULL RANGE OF COMMERCIAL BANKING AND FINANCIAL
    SERVICES WITHIN SINGAPORE
 5. Swire Pacific Ltd. Class B                                              3.2%
    OPERATOR OF TRANSPORT AND TRADING SERVICES IN THE CHINA SEA REGION
 6. PT Unilever Indonesia TBK                                               3.1%
    HOUSEHOLD PRODUCTS MANUFACTURER
 7. KT Corp.                                                                3.1%
    THE LARGEST INTERNET SERVICE PROVIDER IN SOUTH KOREA, WHICH HAS
    THE WORLD'S HIGHEST PENETRATION OF HIGH-SPEED INTERNET SERVICES
 8. Bharat Petroleum Corp. Ltd.                                             2.9%
    INDIAN STATE-OWNED INTEGRATED OIL AND GAS PRODUCER
 9. Overseas-Chinese Banking Corp., Ltd.                                    2.8%
    PROVIDES BANKING AND FINANCIAL SERVICES IN SINGAPORE
10. QBE Insurance Group Ltd.                                                2.7%
    OFFERS A VARIETY OF INSURANCE PRODUCTS IN OVER 40 COUNTRIES AND
    ONE AUSTRALIA'S LARGEST INSURERS
--------------------------------------------------------------------------------


                          INVESTMENTS AT JULY 31, 2002


                                                         SHARES       VALUE
                                                        --------   ------------

FOREIGN COMMON STOCKS--90.7%

AUSTRALIA--9.1%
BRL Hardy Ltd. (Brewers) .............................    55,000   $   262,526
Leighton Holdings Ltd. (Construction & Engineering) ..    41,000       242,786

QBE Insurance Group Ltd. (Property & Casualty
Insurance) ...........................................    90,000       332,111

Rio Tinto Ltd. (Diversified Metals & Mining) .........    14,500       261,062
                                                                   -----------
                                                                     1,098,485
                                                                   -----------
CHINA--4.7%
PetroChina Co. Ltd. (Integrated Oil & Gas) ...........   1,300,000     275,010

Zhejiang Expressway Co. Ltd. (Highways &
Railtracks) ..........................................   900,000       297,127
                                                                   -----------
                                                                       572,137
                                                                   -----------
HONG KONG--16.9%
Asia Satellite Telecommunications Holdings Ltd.
(Integrated Telecommunication Services) ..............   120,000       170,776

China Mobile (Hong Kong) Ltd. (Wireless
Telecommunication Services)(b) .......................   105,000       290,780

Dah Sing Financial Group (Banks) .....................    38,600       174,697
Giordano International Ltd. (Apparel Retail) .........   870,000       437,805

Hong Kong Exchanges & Clearing Ltd. (Diversified
Financial Services) ..................................   125,000       181,097



                                                         SHARES       VALUE
                                                        --------   -----------

HONG KONG--CONTINUED
MTR Corp. Ltd. (Railroads) ...........................   150,000   $   187,507
Swire Pacific Ltd. Class B (Multi-Sector Holdings) ...   574,000       382,681
Wing Hang Bank Ltd. (Banks) ..........................    68,000       215,778
                                                                   -----------
                                                                     2,041,121
                                                                   -----------
INDIA--7.5%
Bharat Petroleum Corp. Ltd. (Oil & Gas Refining,
Marketing & Transportation) ..........................    58,000       348,202

Gas Authority of India Ltd. GDR (Gas Utilities) ......    30,000       266,250
ICICI Bank Ltd. (Diversified Financial Services) .....   100,000       289,380
                                                                   -----------
                                                                       903,832
                                                                   -----------
INDONESIA--3.1%
PT Unilever Indonesia Tbk (Household Products) .......   171,000       375,422

MALAYSIA--7.9%
British American Tobacco Malaysia Berhad (Tobacco) ...    26,000       242,902
Malaysian Oxygen Berhad (Specialty Chemicals) ........   115,000       305,667
Public Bank Berhad (Banks) ...........................   312,500       237,671
Sime UEP Properties Berhad (Homebuilding) ............   150,000       167,373
                                                                   -----------
                                                                       953,613
                                                                   -----------
PHILIPPINES--3.1%
Ayala Land, Inc. (Real Estate Management &
Development) ......................................... 1,750,000       211,611

Bank of the Philippine Islands (Banks) ...............   180,000       164,998
                                                                   -----------
                                                                       376,609
                                                                   -----------


                        See Notes to Financial Statements
18

PHOENIX-ABERDEEN NEW ASIA FUND


                                                        SHARES       VALUE
                                                       --------   -----------

SINGAPORE--12.3%
City Developments Ltd. (Real Estate Management &
Development) ..........................................  75,000   $   248,989

Oversea-Chinese Banking Corp. Ltd. (Banks) ...........   52,000       336,411
Robinson & Co., Ltd. (Department Stores) .............   76,000       239,369
Singapore Airlines Ltd. (Airlines) ...................   35,000       248,279
United Overseas Bank Ltd. (Banks) ....................   55,320       404,980
                                                                  -----------
                                                                    1,478,028
                                                                  -----------
SOUTH KOREA--10.5%
Hyundai Motor Co. Ltd. (Automobile Manufacturers) ....   21,000       272,210
Kookmin Bank (Banks) .................................   10,995       509,005
KT Corp. (Integrated Telecommunication Services) .....   10,000       369,092
Shinsegae Co., Ltd. (Specialty Stores) ...............      880       112,588
                                                                  -----------
                                                                    1,262,895
                                                                  -----------
SRI LANKA--1.4%
Keells (John) Holdings Ltd. (Packaged Foods
and Meats) ...........................................  100,000        66,752

National Development Bank Ltd. (Banks) ...............  100,000        83,115
NDB Ltd. (Banks) .....................................  115,000        19,415
                                                                  -----------
                                                                      169,282
                                                                  -----------
TAIWAN--6.1%
Fubon Financial Holding Co. Ltd. (Semiconductors) ....  211,000       205,449

SinoPac Holdings Co. (Diversified Financial
Services)(b) .........................................  713,565       308,327

Taiwan Cellular Corp. (Wireless Telecommunication
Services) ............................................  180,000       212,555

United Microelectronics Corp (Semiconductors) ........   12,000        11,471
                                                                  -----------
                                                                      737,802
                                                                  -----------
THAILAND--6.5%
Hana Microelectronics Public Co., Ltd. (Electronic
Equipment & Instruments) .............................  150,000       265,953

Phatra Insurance Public Co., Ltd. (Property &
Casualty Insurance) ..................................   73,700       242,049

PTT Exploration and Production Public Co. Ltd.
(Oil & Gas Exploration & Production) .................  110,000       277,495
                                                                  -----------
                                                                      785,497
                                                                  -----------



                                                        SHARES       VALUE
                                                       --------   -----------

UNITED KINGDOM--1.6%
Rowe Evans Investments Group plc (Agricultural
Products) ............................................  120,000   $   197,775

-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $11,228,703)                                      10,952,498
-----------------------------------------------------------------------------



FOREIGN PREFERRED STOCKS--5.1%


SOUTH KOREA--5.1%
Samsung Electronics Co. Ltd. Pfd. (Semiconductors) ...    4,800       612,095

-----------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $387,498)                                            612,095
-----------------------------------------------------------------------------

TOTAL LONG TERM INVESTMENTS--95.8%
(IDENTIFIED COST $11,616,201)                                      11,564,593
-----------------------------------------------------------------------------


                                            STANDARD
                                            & POOR'S       PAR
                                             RATING       VALUE
                                           (UNAUDITED)    (000)
                                           -----------    -----

SHORT-TERM OBLIGATIONS--7.8%


FEDERAL AGENCY SECURITIES--6.8%
FHLB 1.72%, 8/1/02                              AAA       $220        220,000
Fannie Mae 1.70%, 8/2/02                        AAA        605        604,971
                                                                  ------------
                                                                       824,971
                                                                  ------------

COMMERCIAL PAPER--1.0%
Kraft Foods, Inc. 1.75%, 8/2/02                 A-1        125        124,994

-----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $949,965)                                            949,965
-----------------------------------------------------------------------------


TOTAL INVESTMENTS--103.6%
(IDENTIFIED COST $12,566,166)                                      12,514,558(a)

Other assets and liabilities, net--(3.6)%                            (437,032)

NET ASSETS--100.0%                                                $12,077,526
                                                                  ===========



(a)Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,500,008 and gross depreciation of $1,710,637 for federal income tax purposes. At July 31, 2002, the aggregate cost of securities for federal income tax purposes was $12,725,187.
(b)Non-income producing.


                        See Notes to Financial Statements
                                                                              19

PHOENIX-ABERDEEN NEW ASIA FUND




                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)




Agricultural Products ..............................................        1.7%
Airlines ...........................................................        2.1
Apparel Retail .....................................................        3.8
Automobile Manufacturers ...........................................        2.3
Banks ..............................................................       18.6
Brewers ............................................................        2.3
Construction & Engineering .........................................        2.1
Department Stores ..................................................        2.1
Diversified Financial Services .....................................        6.7
Diversified Metals & Mining ........................................        2.3
Electronic Equipment & Instruments .................................        2.3
Gas Utilities ......................................................        2.3
Highways & Railtracks ..............................................        2.6
Homebuilding .......................................................        1.4
Household Products .................................................        3.2
Integrated Oil & Gas ...............................................        2.4
Integrated Telecommunication Services ..............................        4.7
Multi-Sector Holdings ..............................................        3.3
Oil & Gas Exploration & Production .................................        2.4
Oil & Gas Refining, Marketing & Transportation .....................        3.0
Packaged Foods and Meats ...........................................        0.6
Property & Casualty Insurance ......................................        5.0
Railroads ..........................................................        1.6
Real Estate Management & Development ...............................        4.0
Semiconductors .....................................................        7.2
Specialty Chemicals ................................................        2.6
Specialty Stores ...................................................        1.0
Tobacco ............................................................        2.1
Wireless Telecommunication Services ................................        4.3
                                                                          -----
                                                                          100.0%
                                                                          =====



                        See Notes to Financial Statements
20

PHOENIX-ABERDEEN NEW ASIA FUND




                       STATEMENT OF ASSETS AND LIABILITIES
                                  JULY 31, 2002


ASSETS
Investment securities at value
   (Identified cost $12,566,166)                                   $12,514,558
Foreign currency at value
   (Identified cost $197,338)                                          200,258
Receivables
   Investment securities sold                                          205,667
   Fund shares sold                                                     14,775
   Dividends and interest                                                8,583
   Receivable from adviser                                               5,401
                                                                   -----------
     Total assets                                                   12,949,242
                                                                   -----------
LIABILITIES
Cash overdraft                                                          19,860
Deferred foreign taxes                                                  20,676
Payables
   Investment securities purchased                                     725,710
   Fund shares repurchased                                              33,996
   Trustees' fee                                                        11,504
   Transfer agent fee                                                    8,966
   Distribution fee                                                      4,331
   Financial agent fee                                                   3,994
   Administration fee                                                    1,526
Accrued expenses                                                        41,153
                                                                   -----------
     Total liabilities                                                 871,716
                                                                   -----------
NET ASSETS                                                         $12,077,526
                                                                   ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest$                  $15,825,485
Undistributed net investment income                                    155,343
Accumulated net realized loss                                       (3,834,179)
Net unrealized depreciation                                            (69,123)
                                                                   -----------
NET ASSETS                                                         $12,077,526
                                                                   ===========
CLASS A
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
  (Net Assets $9,279,069)                                            1,100,822
Net asset value per share                                                $8.43
Offering price per share $8.43/(1-5.75%)                                 $8.94

CLASS B
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $2,798,457)                                             338,155
Net asset value and offering price per share                             $8.28





                             STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 2002


INVESTMENT INCOME
Dividends                                                          $  408,225
Interest                                                                8,014
Foreign taxes withheld                                                (15,924)
                                                                   ----------
     Total investment income                                          400,315
                                                                   ----------
EXPENSES
Investment advisory fee                                                83,299
Distribution fee, Class A                                              18,077
Distribution fee, Class B                                              25,692
Financial agent fee                                                    47,682
Administration fee                                                     14,700
Custodian                                                              54,814
Transfer agent                                                         50,560
Professional                                                           30,017
Trustees                                                               23,838
Registration                                                           18,485
Printing                                                               15,432
Miscellaneous                                                           8,630
                                                                   ----------
     Total expenses                                                   391,226
     Less expenses borne by investment adviser                       (166,155)
                                                                   ----------
     Net expenses                                                     225,071
                                                                   ----------
NET INVESTMENT INCOME                                                 175,244
                                                                   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                      (428,515)
Net realized loss on foreign currency transactions                     (5,835)
Net change in unrealized appreciation (depreciation)
   on investments                                                   1,575,704
Deferred foreign taxes                                                (20,676)
Net change in unrealized appreciation (depreciation)
   on foreign currency and foreign currency transactions                3,039
                                                                   ----------
NET GAIN ON INVESTMENTS                                             1,123,717
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                      $1,298,961
                                                                   ==========


                        See Notes to Financial Statements
                                                                              21

PHOENIX-ABERDEEN NEW ASIA FUND


                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                   Year Ended    Year Ended
                                                                                     7/31/02       7/31/01
                                                                                  -----------   -----------
FROM OPERATIONS
   Net investment income (loss)                                                   $   175,244   $    79,524
   Net realized gain (loss)                                                          (434,350)   (2,017,577)
   Net change in unrealized appreciation (depreciation)                             1,578,743       373,659
   Deferred foreign taxes                                                             (20,676)           --
                                                                                  -----------   -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      1,298,961    (1,564,394)
                                                                                  -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                     (52,840)     (162,839)
   Net investment income, Class B                                                          --       (34,948)
                                                                                  -----------   -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                          (52,840)     (197,787)
                                                                                  -----------   -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (1,731,000 and 2,912,666 shares, respectively)    13,604,492    22,048,034
   Net asset value of shares issued from reinvestment of distributions
     (7,111 and 20,929 shares, respectively)                                           52,121       159,480
   Cost of shares repurchased (1,570,881 and 3,123,418 shares, respectively)      (12,032,716)  (23,799,799)
                                                                                  -----------   -----------
Total                                                                               1,623,897    (1,592,285)
                                                                                  -----------   -----------
CLASS B
   Proceeds from sales of shares (56,217 and 35,688 shares, respectively)             461,147       269,259
   Net asset value of shares issued from reinvestment of distributions
     (0 and 3,584 shares, respectively)                                                    --        27,091
   Cost of shares repurchased (65,158 and 86,531 shares, respectively)               (498,374)     (652,366)
                                                                                  -----------   -----------
Total                                                                                 (37,227)     (356,016)
                                                                                  -----------   -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                        1,586,670    (1,948,301)
                                                                                  -----------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                            2,832,791    (3,710,482)

NET ASSETS
   Beginning of period                                                              9,244,735    12,955,217
                                                                                  -----------   -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $155,343 AND $38,774, RESPECTIVELY]                                          $12,077,526   $ 9,244,735
                                                                                  ===========   ===========


                        See Notes to Financial Statements
22

Phoenix-Aberdeen New Asia Fund




                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                          CLASS A
                                                               ------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                               ------------------------------------------------------------
                                                                 2002        2001          2000         1999        1998
Net asset value, beginning of period                           $ 7.25       $ 8.58        $ 8.23       $ 5.45      $10.44
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(2)                                      0.17         0.08          0.15         0.07        0.06
   Net realized and unrealized gain                              1.07        (1.25)         0.20         2.78       (4.75)
                                                               ------       ------        ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                            1.24        (1.17)         0.35         2.85       (4.69)
                                                               ------       ------        ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                         (0.06)       (0.16)           --        (0.07)      (0.30)
                                                               ------       ------        ------       ------      ------
     TOTAL DISTRIBUTIONS                                        (0.06)       (0.16)           --        (0.07)      (0.30)
                                                               ------       ------        ------       ------      ------
Change in net asset value                                        1.18        (1.33)         0.35         2.78       (4.99)
                                                               ------       ------        ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                 $ 8.43       $ 7.25        $ 8.58       $ 8.23      $ 5.45
                                                               ======       ======        ======       ======      ======
Total return(1)                                                 17.07%      (13.60)%        4.25%       52.94%     (45.29)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $9,279       $6,772        $9,638       $9,068      $6,352

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                                         2.10%        2.10 %        2.10%        2.10%       2.10 %
   Net investment income (loss)                                  1.96%        0.97 %        1.63%        1.03%       0.89 %
Portfolio turnover                                                 32%          58 %          67%          38%         44 %


                                                                                          CLASS B
                                                               ------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                               ------------------------------------------------------------
                                                                2002         2001          2000         1999        1998
Net asset value, beginning of period                           $ 7.12       $ 8.41        $ 8.13       $ 5.40      $10.39
INCOME FROM INVESTMENT OPERATIONS
   Net investment income(2)                                      0.11         0.02          0.08         0.02        0.01
   Net realized and unrealized gain                              1.05        (1.22)         0.20         2.75       (4.73)
                                                               ------       ------        ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                            1.16        (1.20)         0.28         2.77       (4.72)
                                                               ------       ------        ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            --        (0.09)           --        (0.04)      (0.27)
                                                               ------       ------        ------       ------      ------
     TOTAL DISTRIBUTIONS                                           --        (0.09)           --        (0.04)      (0.27)
                                                               ------       ------        ------       ------      ------
        Change in net asset value                                1.16        (1.29)         0.28         2.73       (4.99)
                                                               ------       ------        ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                 $ 8.28       $ 7.12        $ 8.41       $ 8.13      $ 5.40
                                                               ======       ======        ======       ======      ======
Total return(1)                                                 16.13%      (14.17)%        3.44%       51.68%     (45.83)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                       $2,798       $2,473        $3,317       $3,481      $2,756

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                                         2.85%        2.85 %        2.85%        2.85%       2.85 %
   Net investment income (loss)                                  1.32%        0.21 %        0.83%        0.30%       0.18 %

Portfolio turnover                                                 32%          58 %          67%          38%         44 %


(1) Maximum sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.79%, 4.02%, 3.41%, 3.20% and 3.52% for the periods ended July 31, 2002, 2001,
    2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.57%, 4.78%, 4.15%, 3.95% and 4.27% for the periods ended July 31, 2002, 2001,
    2000, 1999 and 1998, respectively.


                        See Notes to Financial Statements
                                                                              23

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2002


1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix-Aberdeen Series Fund (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate Funds. Each Fund has distinct investment objectives.

   The Global Small Cap Fund seeks as its investment objective long-term capital appreciation; it invests in a globally diversified portfolio of equity securities of small and medium sized companies. The New Asia Fund seeks as its investment objective long-term capital appreciation; it invests in equity securities of issuers located in at least three different countries throughout Asia other than Japan.

   Each Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

   The funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest. Each fund estimates deferred foreign taxes based on unrealized appreciation of securities.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, foreign currency gain/loss, Passive Foreign Investment Companies, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain distribution amounts have been reclassified to conform to the current year presentation.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

    Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2002 (CONTINUED)




contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At July 31, 2002, the Trust had no forward currency contracts.

G. EXPENSES:

   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

H. REPURCHASE AGREEMENTS:

   A repurchase agreement is a transaction where a fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Trust in the event of default by the seller. It the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited. At July 31, 2002, the Trust had no repurchase agreements.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   Phoenix-Aberdeen International Advisors, LLC ("PAIA" or the "Adviser") serves as the investment adviser to the Trust. PAIA is a joint venture between PM Holdings, Inc., an indirect subsidiary of The Phoenix Companies, Inc. ("PNX"), and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC, of which PNX owns approximately 23%.

   PAIA is entitled to a fee at an annual rate of 0.85% of the average daily net assets of each fund. Pursuant to sub-advisory agreements, the Adviser delegates certain investment decisions and functions to other entities. PAIA pays a fee to Phoenix Investment Council, Inc. ("PIC"), an indirect, wholly-owned subsidiary of PNX, at an annual rate of 0.15% of the average aggregate daily net assets of each fund for providing cash management and other services as needed. In addition, PAIA allocates certain assets of the Global Small Cap Fund for management by PIC. PAIA pays a sub-advisory fee to PIC at an annual rate of 0.40% of the average daily net assets of the Global Small Cap Fund so allocated. PAIA also pays a sub-advisory fee to Aberdeen at an annual rate of 0.40% of the average net assets of the Global Small Cap Fund and 0.40% of the average net assets of the New Asia Fund allocated to Aberdeen by the Adviser for management.

   The Adviser has agreed to reimburse the Global Small Cap Fund and the New Asia Fund to the extent that other operating expenses (excluding advisory fees, distribution fees, interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 1.00% of the average daily net assets for Class A and Class B shares for each Fund.

   Phoenix Equity Planning Corporation ("PEPCO" or the "Distributor"), an indirect wholly-owned subsidiary of PNX, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained net selling commissions of $3,917 for Class A shares and deferred sales charges of $22,808 for Class B shares for the year ended July 31, 2002. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Fund. The Distributor has advised the Trust that of the total amount expensed for the year ended July 31, 2002, $99,666 was retained by the Distributor, $40,865 was paid out to unaffiliated participants and $7,538 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

   As Financial Agent to the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended July 31, 2002, financial agent fees were $103,703 of which PEPCO received $38,423. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimums and waivers may apply. As Administrator for the Trust, Phoenix Investment Partners Ltd., a wholly-owned subsidiary of PNX, receives a fee at an annual rate of 0.15% of the average daily net assets of each fund for administrative services.

   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended July 31, 2002, transfer agent fees were $121,988, of which PEPCO retained $7,627, which is net of fees paid to State Street.

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2002 (CONCLUDED)


   At July 31, 2002, PNX and its affiliates held Trust shares which aggregated the following:

                                                                     Aggregate
                                                                     Net Asset
                                                           Shares      Value
                                                          --------   ----------
Global Small Cap Fund, Class A ......................      508,237   $4,264,111
New Asia Fund, Class A ..............................      138,025    1,164,933

3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended July 31, 2002 (excluding U.S. Government and agency securities, short-term securities, and forward currency contracts) aggregated the following:

                                                        Purchases      Sales
                                                       -----------  -----------
Global Small Cap Fund                                  $15,760,375  $16,551,662
New Asia Fund                                            4,848,855    2,958,861

   There were no purchases or sales of long-term U.S. Government and agency securities during the year ended July 31, 2002.

4. CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   The Trust may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Trust, positive or negative, than if the Trust did not concentrate its investments in such sectors.

5. FEDERAL INCOME TAX INFORMATION

   The funds have capital loss carryovers which may be used to offset future capital gains, as follows:
                                                    Expiration Year
                                       -----------------------------------------
                                          2007           2009           2010
                                       ----------     ----------     -----------
Global Small Cap Fund                          --             --     $1,332,188
New Asia Fund                          $1,281,054     $1,004,870      1,011,578

   Under the current tax law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended July 31, 2002, the funds deferred and utilized post-October losses as follows:

Capital                                                Deferred        Utilized
------                                                ----------      ---------
Global Small Cap Fund                                 $2,858,672       $561,827
New Asia Fund                                            389,279        947,328

Currency
--------
Global Small Cap Fund                                      1,993          3,327
New Asia Fund                                              3,018         13,883

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the Schedule of Investments) consist of undistributed ordinary income of $0 for Global Small Cap Fund and $169,984 for New Asia Fund, and undistributed long-term capital gains of $0 for both funds.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

6. RECLASSICATION OF CAPITAL ACCOUNTS

For Financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended July 31, 2002, the Funds recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Trust. The following funds recorded reclassifications to increase (decrease) the accounts listed below:

                               Capital paid in     Undistributed    Accumulated
                                 on shares of      net investment   net realized
                             beneficial interest   income (loss)    gain (loss)
                             -------------------   --------------   ------------
Global Small Cap Fund             $(75,654)            $91,188        $(15,534)
New Asia Fund                           --              (5,835)          5,835



   This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS


[LOGO OMITTED]
PRICEWATERHOUSECOOPERS

To the Board of Trustees and Shareholders of Phoenix-Aberdeen Series Fund



      In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen Global Small Cap Fund and Phoenix-Aberdeen New Asia Fund (constituting the Phoenix-Aberdeen Series Fund, hereafter referred to as the "Trust") at July 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/S/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
September 10, 2002

FUND MANAGEMENT


     Information pertaining to the Trustees and officers(1) of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.


                              INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                                                        NUMBER OF
                                                    PORTFOLIOS IN FUND
                                                         COMPLEX                PRINCIPAL OCCUPATION(S)
NAME, (AGE), AND                      LENGTH OF        OVERSEEN BY              DURING PAST 5 YEARS AND
    ADDRESS                          TIME SERVED         TRUSTEE          OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------------- ------------- ----------------------- ----------------------------------------------------------
Robert Chesek (67)                  Served since            31            Currently retired.
                                    1993.

----------------------------------- ------------- ----------------------- ----------------------------------------------------------

E. Virgil Conway (72)               Served since            33            Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC           1988                                  since 2001. Trustee/Director, Consolidated Edison
101 Park Avenue                                                           Company of New York, Inc. (1970-present), Pace
New York, NY 10178                                                        University (1978-present), Urstadt Biddle Property Corp.
                                                                          (1989-present), Greater New York Councils, Boy Scouts of
                                                                          America (1985-present), Union Pacific Corp.
                                                                          (1978-present), BlackRock Freddie Mac Mortgage
                                                                          Securities Fund (Advisory Director) (1990-present),
                                                                          Centennial Insurance Company (1974-present), Josiah
                                                                          Macy, Jr., Foundation (1975-present), The Harlem Youth
                                                                          Development Foundation (1998-present), Accuhealth
                                                                          (1994-present), Trism, Inc. (1994-present), Realty
                                                                          Foundation of New York (1972-present), New York Housing
                                                                          Partnership Development Corp. (Chairman) (1981-present)
                                                                          and Academy of Political Science (Vice Chairman) (1985
                                                                          to present). Chairman, Metropolitan Transportation
                                                                          Authority (1992-2001). Director, Atlantic Mutual
                                                                          Insurance Company (1974-2002).
----------------------------------- ------------- ----------------------- ----------------------------------------------------------

Harry Dalzell-Payne (72)            Served since            33            Currently retired.
The Flat, Elmore Court              1988.
Elmore, GL05, GL2 3NT U.K.

----------------------------------- ------------- ----------------------- ----------------------------------------------------------

Francis E. Jeffries (71)            Served since            34            Director, The Empire District Electric Company
8477 Bay Colony Dr. #902            1995.                                 (1984-present). Director (1989-1997), Chairman of the
Naples, FL 34108                                                          Board (1993-1997), Phoenix Investment Partners, Ltd.

----------------------------------- ------------- ----------------------- ----------------------------------------------------------

Leroy Keith, Jr. (62)               Served since            31            Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.           1993.                                 since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street, Ste. 1430                                              Officer (1995-1998), Carson Products Company
Chattanooga, TN 37402                                                     (cosmetics). Director/Trustee, Evergreen Funds (6
                                                                          portfolios).

----------------------------------- ------------- ----------------------- ----------------------------------------------------------

Geraldine M. McNamara (50)          Served since            31            Managing Director, U.S. Trust Company of New York
United States Trust Company of NY   2001.                                 (private bank) (1982-present).
114 West 47th Street
New York, NY 10036

----------------------------------- ------------- ----------------------- ----------------------------------------------------------

Everett L. Morris (73)              Served since            33            Vice President, W.H. Reaves and Company (investment
W.H. Reaves and Company             1995.                                 management) (1993-present).
10 Exchange Place
Jersey City, NJ 07302

----------------------------------- ------------- ----------------------- ----------------------------------------------------------


                                                        NUMBER OF
                                                    PORTFOLIOS IN FUND
                                                         COMPLEX                PRINCIPAL OCCUPATION(S)
NAME, (AGE), AND                      LENGTH OF        OVERSEEN BY              DURING PAST 5 YEARS AND
    ADDRESS                          TIME SERVED         TRUSTEE          OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------------- ------------- ----------------------- ----------------------------------------------------------
 **James M. Oates (55)              Served since            31            Chairman, IBEX Capital Markets Inc. (financial services)
   IBEX Capital Markets, Inc.       1993.                                 (1997-present). Managing Director, Wydown Group
   60 State Street, Ste. 950                                              (consulting firm) (1994-present). Director, Investors
   Boston, MA 02109                                                       Financial Service Corporation (1995-present), Investors
                                                                          Bank & Trust Corporation (1995-present), Plymouth Rubber
                                                                          Co. (1995-present), Stifel Financial (1996-present),
                                                                          Connecticut River Bancorp (1998-present), Connecticut
                                                                          River Bank (1998-present, 1Mind, Inc. (1999-present) and
                                                                          1Mind.com (2000-present). Director and Treasurer,
                                                                          Endowment for Health, Inc. (2000-present). Chairman,
                                                                          Emerson Investment Management, Inc. (2000-present).
                                                                          Member, Chief Executives Organization (1996-present).
                                                                          Vice Chairman, Massachusetts Housing Partnership
                                                                          (1998-1999). Director, Blue Cross and Blue Shield of New
                                                                          Hampshire (1994-1999), AIB Govett Funds (1991-2000) and
                                                                          Command Systems, Inc. (1998-2000). Director, Phoenix
                                                                          Investment Partners, Ltd. (1995-2001).

----------------------------------- ------------- ----------------------- ----------------------------------------------------------

   Herbert Roth, Jr. (73)           Served since            31            Currently retired. Member, Directors Advisory Council,
   134 Lake Street                  1993.                                 Phoenix Life Insurance Company (1998-present). Director,
   Sherbom, MA 01770                                                      Boston Edison Company (1978-present), Landauer, Inc.
                                                                          (medical services) (1970-present), Tech Ops./Sevcon,
                                                                          Inc. (electronic controllers) (1987-present), and Mark
                                                                          IV Industries (diversified manufacturer) (1985-present).
                                                                          Director, Phoenix Home Life Mutual Insurance Company
                                                                          (1972-1998).

----------------------------------- ------------- ----------------------- ----------------------------------------------------------

   Richard E. Segerson (55)         Served since            31            Managing Director, Northway Management Company
   Northway Management Company      1988.                                 (1998-present). Managing Director, Mullin Associates
   164 Mason Street                                                       (1993-1998).
   Greenwich, CT 06830

----------------------------------- ------------- ----------------------- ----------------------------------------------------------

   Lowell P. Weicker, Jr. (70)      Served since            31            Director, UST Inc. (1995-present), HPSC Inc.
   200 Duke Street                  1995.                                 (1995-present), Compuware (1996-present) and WWF, Inc.
   Alexandria, VA 22314                                                   (2000-present). President, The Trust for America's
                                                                          Health (non-profit) (2001-present). Director, Duty Free
                                                                          International, Inc. (1997-1998).

----------------------------------- ------------- ----------------------- ----------------------------------------------------------

                                      INTERESTED TRUSTEES

The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.



                                                        NUMBER OF
   NAME, (AGE),                                     PORTFOLIOS IN FUND
   ADDRESS AND                                           COMPLEX                PRINCIPAL OCCUPATION(S)
POSITION(S) WITH                      LENGTH OF        OVERSEEN BY              DURING PAST 5 YEARS AND
      TRUST                          TIME SERVED         TRUSTEE          OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------------- ------------- ----------------------- ----------------------------------------------------------
  *Philip R. McLoughlin (55)        Served since            44            Director (1984-present) and President (1990-2000),
   Chairman and President           1996.                                 Phoenix Equity Planning Corporation. Chairman
                                                                          (1997-2002), Director (1995-2002), Vice Chairman
                                                                          (1995-1997) and Chief Executive Officer (1995-present),
                                                                          Phoenix Investment Partners, Ltd. Director, Executive
                                                                          Vice President and Chief Investment Officer, The Phoenix
                                                                          Companies, Inc. (2001-2002). Director (1994-2002) and
                                                                          Executive Vice President, Investments (1988-2002),
                                                                          Phoenix Life Insurance Company. Director (1983-2002) and
                                                                          Chairman (1995-2002), Phoenix Investment Counsel, Inc.
                                                                          Chairman and Chief Executive Officer, Phoenix/Zweig
                                                                          Advisers LLC (1999-2002). Director, PXRE Corporation
                                                                          (Delaware) (1985-present), World Trust Fund
                                                                          (1991-present). Director and President, Phoenix
                                                                          Investment Management Company (2001-2002). Director and
                                                                          Executive Vice President, Phoenix Life and Annuity
                                                                          Company (1996-2002). Director and Executive Vice
                                                                          President, PHL Variable Insurance Company (1995-2002).
                                                                          Director, Phoenix National Trust Company (1996-present).
                                                                          Director and Vice President, PM Holdings, Inc.
                                                                          (1985-2002). Director, PHL Associates, Inc. (1995-2002).
                                                                          Director (1992-2002) and President (1992-1994), WS
                                                                          Griffith Securities, Inc.

----------------------------------- ------------- ----------------------- ----------------------------------------------------------

 * Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd. ("Phoenix") and its affiliates.
** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, IBEX Capital Markets, Inc. and Phoenix and certain of its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                   POSITION(S) HELD
                                    WITH TRUST AND
NAME, (AGE), AND                      LENGTH OF                                  PRINCIPAL OCCUPATION(S)
    ADDRESS                          TIME SERVED                                   DURING PAST 5 YEARS
----------------------------------- ------------------- --------------------------------------------------------------------------
   William R. Moyer (57)            Executive Vice      Executive Vice President and Chief Financial Officer (1999-present),
                                    President since     Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                    1993.               Investment Partners, Ltd. Director (1998-present), Senior Vice President,
                                                        Finance (1990-present), Chief Financial Officer (1996-present), and
                                                        Treasurer (1998-present), Phoenix Equity Planning Corporation. Director
                                                        (1998-present), Senior Vice President (1990-present), Chief Financial
                                                        Officer (1996-present) and Treasurer (1994-present), Phoenix Investment
                                                        Counsel, Inc. Senior Vice President and Chief Financial Officer, Duff &
                                                        Phelps Investment Management Co. (1996-present). Vice President, Phoenix
                                                        Fund Complex (1990-present).

----------------------------------- ------------------- ---------------------------------------------------------------------------

   John F. Sharry (51)              Executive           President, Private Client Group (1999-present), Executive Vice President,
                                    Vice President      Retail Division (1997-1999), Phoenix Investment Partners, Ltd. President,
                                    since 1998.         Private Client Group, Phoenix Equity Planning Corporation (2000-present).
                                                        Executive Vice President, Phoenix Fund Complex (1998-present).

----------------------------------- ------------------- ---------------------------------------------------------------------------

   Robert S. Driessen (54)          Vice President      Vice President and Compliance Officer, Phoenix Investment Partners, Ltd.
                                    since 1999.         (1999-present) and Phoenix Investment Counsel, Inc. (1999-present). Vice
                                                        President, Phoenix Fund Complex (1999-present). Compliance Officer
                                                        (2000-present) and Associate Compliance Officer (1999), PXP Securities
                                                        Corp. Vice President, Risk Management Liaison, Bank of America
                                                        (1996-1999). Vice President, Securities Compliance, The Prudential
                                                        Insurance Company of America (1993-1996). Branch Chief/Financial Analyst,
                                                        Securities and Exchange Commission, Division of Investment Management
                                                        (1972-1993).

----------------------------------- ------------------- ---------------------------------------------------------------------------

   Nancy G. Curtiss (49)            Treasurer           Vice President, Fund Accounting (1994-present) and Treasurer
                                    since 1996.         (1996-present), Phoenix Equity Planning Corporation. Treasurer, Phoenix
                                                        Fund Complex (1994-present).

----------------------------------- ------------------- ---------------------------------------------------------------------------

   Richard J. Wirth (43)            Secretary           Vice President and Insurance and Investment Products Counsel
   One American Row                 since 2002.         (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company.
   Hartford, CT 06102

----------------------------------- ------------------- ---------------------------------------------------------------------------

   (1) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                 (This page has been left blank intentionally.)

PHOENIX-ABERDEEN SERIES FUND

101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.


OFFICERS
Philip R. McLoughlin, President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
Richard J. Wirth, Secretary


INVESTMENT ADVISER
Phoenix-Aberdeen International Advisors, LLC
One American Row
Hartford, Connecticut 06102-5056


PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480


TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480


CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO CONTACT US
Mutual Fund Services                                              1-800-243-1574
Advisor Consulting Group                                          1-800-243-4361
Text Telephone                                                    1-800-243-1926
Web site                                              WWW.PHOENIXINVESTMENTS.COM




--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

PRESORTED
STANDARD
U.S. POSTAGE
PAID
LOUISVILLE, KY
PERMIT NO. 1051


PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

[LOGO OMITTED]  PHOENIX
                INVESTMENT PARTNERS, LTD.



For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or WWW.PHOENIXINVESTMENTS.COM.


E-DELIVERY
OF YOUR FUND
COMMUNICATIONS
NOW AVAILABLE!

TO SIGN UP, GO TO
THE INDIVIDUAL
INVESTORS AREA AT
PHOENIXINVESTMENTS.COM
AND LOG IN. SELECT AN
ACCOUNT, THEN CLICK THE
"E-DELIVERY" BUTTON.




PXP 190 (9/02)